UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

November 30, 2017

Annual Report

to Shareholders

Deutsche MLP & Energy

Infrastructure Fund

Contents

4	Letter to Shareholders
5	Portfolio Management Review
10	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
16	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
20	Financial Highlights
24	Notes to Financial Statements

37	Report of Independent Registered Public Accounting Firm
38	Information About Your Fund’s Expenses
39	Tax Information
40	Advisory Agreement Board Considerations and Fee Evaluation
45	Board Members and Officers
50	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche MLP & Energy Infrastructure Fund

Investments in securities of master limited partnerships (MLPs) involve risks that differ from investments in common stock, including risks related to: limited control and limited rights to vote on matters affecting the MLP, potential conflicts of interest between the MLP and the MLP’s general partner, cash flows, dilution and the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. The fund concentrates its investments in the group of industries comprising the energy infrastructure sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector, including among others: substantial price volatility, fluctuations in commodity prices; reduced availability and consumer demand. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes (rather than a partnership), which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income which could reduce the amount of cash available for distribution, result in a reduction of the value of the fund’s investment, or lower income to the fund. The fund’s strategy of investing to a significant degree in MLPs results in the fund being taxed as a regular corporation and involves complicated accounting, tax and valuation issues — especially in the calculation of the fund’s share price. Unlike a traditional open-end mutual fund, the fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations, will not benefit from current favorable federal income tax rates on long-term capital gains, and will be subject to state and local, and possibly foreign, income taxes. Refer to the prospectus for more details about tax risks. The securities markets are volatile and the market prices of the fund’s securities may decline. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche MLP & Energy Infrastructure Fund	3

Letter to Shareholders

Dear Shareholder:

“Synchronous growth” is the catchphrase for the current market environment — positive momentum in the U.S. as well as for most of the major economies of the globe.

Overseas, both developed and emerging markets continue to improve, marked by low inflation rates, growing corporate earnings and attractive valuations. Here in the U.S., activity remains solid with only limited signs of overheating. Given the notable gains of the past year, a short-term pull-back would not be a surprise. Nevertheless, strong fundamentals remain supportive of this expansion, making it the second longest run in history this spring.

Solid income growth, improvements in net worth, manageable debt, elevated confidence and firm labor markets should continue to support consumer spending. Business investment is also showing signs of picking up, supported by improved confidence, favorable financial conditions and the recent tax reform bill.

The full effect of the new tax policy remains to be seen. While markets can respond almost instantly, and seem to have done so, the economy itself takes time to respond. Our economists believe that the net benefit may be fairly modest with the main beneficiaries being consumption and business investment.

All told, we believe this environment favors a long-term approach, with a focus on thoughtful asset, geographic and sector allocation, rather than market timing calls.

As always, we invite you to visit our website — deutschefunds.com — where you will find the most current insights from our CIO, economists and investment specialists.

Thank you for allowing us to help you address your investment needs.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	Deutsche MLP & Energy Infrastructure Fund

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.

Investment Strategy

The fund seeks total return. Under normal circumstances, the fund invests at least 80% of its assets in master limited partnership (MLP) investments and securities issued by energy infrastructure companies.

Deutsche MLP & Energy Infrastructure Fund returned -4.86% for its most recent fiscal year ended November 30, 2017, compared with the Alerian MLP Infrastructure Index return of -9.00%.

The fund seeks total return through its MLP investments and securities issued by energy infrastructure companies. With respect to its MLP investments, the fund invests primarily in publicly traded MLPs that (i) operate or own, directly or indirectly, energy infrastructure related assets, including, but not limited to, assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, operating terminals, storing, gathering, processing, refining, distributing, mining, or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal, or electricity; or (ii) provide energy-related equipment or services.

During the fund’s most recent fiscal year, MLPs began the first half positively, but then gradually traded downward to end the period in negative territory. MLPs kept pace with the broader U.S. equity market for the majority of the first quarter of 2017 based on stable oil prices, favorable capital markets, and merger and acquisition activity. However, MLPs started to trend lower in March 2017 as crude oil prices fell significantly and a spike in the U.S. 10-year Treasury yield represented a headwind for MLPs. In the second quarter, prices of MLPs correlated

Deutsche MLP & Energy Infrastructure Fund	5

strongly with falling oil prices and thus were in a continuous downtrend. The price of oil reached a bottom in the last week of June 2017, and MLPs then rallied following a bounce in crude oil prices. From their June low, crude oil prices generally trended upwards and maintained positive momentum until the end of November given support from healthy demand, OPEC supply restriction, slowing rig count growth, inventory drawdowns at above-normal rates and U.S. dollar weakness.

“Recent earnings for midstream companies have reported results largely in line with expectations, which could be viewed as a positive sign given the unique environment that the energy complex experienced during the past several calendar quarters.”

During the second half of the period, in the midst of a bounceback for energy prices, MLPs did not follow suit. Instead, MLP performance was more heavily influenced by underlying company fundamentals and news headlines. August 2017 was a particularly difficult month for the energy infrastructure segment, as disappointing earnings from one of the largest midstream companies weighed on investor sentiment. During the last several months of the period, MLPs were weighed down by negative earnings, uncertain growth catalysts, distribution cuts and reduced spending by MLP companies. Overall, a combination of relatively capped crude oil prices and continued new growth capital project announcements (translating into additional financing needs) resulted in negative overall performance for the MLP market in 2017.

Positive Contributors to Fund Performance

In a difficult period for MLPs overall, favorable stock selection drove the fund’s relative outperformance of its benchmark. During the period, the fund’s overweight position in Veresen, Inc.*, a non-benchmark holding, contributed to relative performance. Shares of Veresen surged in early May 2017 following a takeover offer from Pembina Pipeline Corp.* In addition, overweights to PennTex Midstream Partners LP* and Cheniere Energy, Inc.* also meaningfully contributed, as these non-benchmark companies posted double-digit gains. Lastly, overweights to Kinder Morgan Canada Ltd. and Dominion Energy Midstream Partners LP had a positive impact on returns.

6	Deutsche MLP & Energy Infrastructure Fund

Negative Contributors to Fund Performance

The fund’s overweight position in Enbridge Energy Partners LP as well as its lack of holdings in DCP Midstream LP* and an underweight to Williams Partners LP detracted from performance. Additionally, the fund’s underweight to Magellan Midstream Partners LP and lack of holdings in ONEOK Partners LP* detracted. The first half of 2017 represented a difficult environment for the fund’s stock selection, as MLP prices were principally influenced by fluctuating commodity prices. However, stock selection improved during the second half of the period.

Outlook and Positioning

Going forward, we have a positive outlook regarding the North American midstream energy sector for 2018. We continue to believe that the expected ramp-up in crude and NGL (natural gas liquids) volumes should drive strong operating leverage and improved cash flow for these companies. Energy headwinds have dissipated and we are seeing more attractive valuations in stocks that have underperformed. We also expect increased merger and acquisition activity within the segment as private equity monetizes assets and companies without strong growth prospects look to transactions to generate growth.

The strong headwinds that weighed on the MLP segment in the first half of 2017 seem to have dissipated. However, we believe that future oil price volatility could continue to negatively impact the midstream energy market over the short term. Recent earnings for midstream companies have reported results largely in line with expectations, which could be viewed as a positive sign given the unique environment that the energy complex experienced during the past several calendar quarters.

On December 22, 2017, new federal tax legislation, commonly referred to as the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), was signed into law. Among other things, the Tax Act reduced the statutory maximum U.S. federal income tax rate applicable to corporations from 35% to 21%. Because the Fund is treated as a regular corporation for U.S. federal income tax purposes, the reduced corporate income tax rate applies to the Fund. Following the enactment of the Tax Act, the Fund adjusted its net deferred tax asset to take into account the reduced corporate income tax rate. At such time, the Fund reduced its net deferred tax asset, which continued to be completely offset by a full valuation allowance. This adjustment of the Fund’s net deferred tax asset had no effect on the Fund’s net asset value.

*	Not held in the portfolio as of November 30, 2017.

Deutsche MLP & Energy Infrastructure Fund	7

Portfolio Management Team

John W. Vojticek, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2015.

–	Joined Deutsche Asset Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

–	Head and Chief Investment Officer of Liquid Real Assets for Deutsche Asset Management.

–	BS in Business Administration, University of Southern California.

Manoj H. Patel, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2015.

–	Joined Deutsche Asset Management in 2011; previously worked as a Director and Portfolio Manager of infrastructure securities funds at Brookfield Investment Management.

–	Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

–	Investment industry experience began in 2002.

–	BS, Indiana University-Bloomington.

Francis X. Greywitt III, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2015.

–	Joined Deutsche Asset Management in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.

–	Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

–	Investment industry experience began in 1999.

–	BBA, St. Bonaventure University; MBA, University of Chicago.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

8	Deutsche MLP & Energy Infrastructure Fund

Terms to Know

The Alerian MLP Infrastructure Index is a composite of energy infrastructure Master Limited Partnerships (MLPs). The index is a capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from the transportation, storage and processing of energy commodities and is disseminated real-time on a price-return basis and on a total-return basis.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Mergers and acquisitions (M&A): Mergers take place when two companies agree to come together as one firm, and new shares are issued in place of the previous shares of the two formerly separate companies. In the case of acquisitions, one company takes over another and is established as the new owner of both enterprises. M&A transactions often take place under the rationale that two companies are more valuable and competitive together than as separate entities.

OPEC, the Organization of the Petroleum Exporting Countries, is an intergovernmental organization of 14 oil-producing nations which coordinates the petroleum policies of its member countries.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Deutsche MLP & Energy Infrastructure Fund	9

Performance Summary	November 30, 2017 (Unaudited)

Class A	1-Year	Life of Fund*
Average Annual Total Returns as of 11/30/17
Unadjusted for Sales Charge	–4.86%	–9.43%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–10.33%	–11.31%
Alerian MLP Infrastructure Index†	–9.00%	–10.97%

Class C	1-Year	Life of Fund*
Average Annual Total Returns as of 11/30/17
Unadjusted for Sales Charge	–5.69%	–10.07%
Adjusted for the Maximum Sales Charge (max 1.00% load)	–5.69%	–10.07%
Alerian MLP Infrastructure Index†	–9.00%	–10.97%

Class S	1-Year	Life of Fund*
Average Annual Total Returns as of 11/30/17
No Sales Charges	–4.72%	–9.27%
Alerian MLP Infrastructure Index†	–9.00%	–10.97%

Institutional Class	1-Year	Life of Fund*
Average Annual Total Returns as of 11/30/17
No Sales Charges	–4.61%	–9.16%
Alerian MLP Infrastructure Index†	–9.00%	–10.97%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 16, 2017 are 8.43%, 9.16%, 8.29% and 8.05% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

10	Deutsche MLP & Energy Infrastructure Fund

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	The Fund commenced operations on February 3, 2015.

†	The Alerian MLP Infrastructure Index is a composite of energy infrastructure Master Limited Partnerships (MLPs). The index is a capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from the transportation, storage and processing of energy commodities and is disseminated real-time on a price-return basis and on a total-return basis.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
11/30/17	$7.05	$7.06	$7.05	$7.06
11/30/16	$7.62	$7.63	$7.61	$7.62
Distribution Information as of 11/30/17
Capital Gains Distributions, Twelve Months	$.21	$.15	$.22	$.23

Deutsche MLP & Energy Infrastructure Fund	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	11/30/17	11/30/16
Master Limited Partnerships	90%	95%
Common Stocks	8%	5%
Cash Equivalents and Other Assets and Liabilities, net	2%	–0%
	100%	100%

Sector Diversification (As a % of Master Limited Partnerships and Common Stocks)	11/30/17	11/30/16
Diversified Midstream	43%	51%
Crude Oil & Refined Products	32%	27%
Natural Gas Pipelines & Storage	13%	8%
Fee-Based Gathering & Processing	9%	14%
Commodity Gathering & Processing	3%	—%
	100%	100%

Ten Largest Holdings at November 30, 2017 (68.8% of Net Assets)
1	Magellan Midstream Partners LP	9.7%
	Primarily involved in the storage, transportation, and distribution of refined petroleum products and ammonia
2	MPLX LP	9.7%
	Acquires, owns, operates and develops crude oil
3	Enterprise Products Partners LP	9.7%
	Provides processing and transportation services to producers and consumers of natural gas liquids
4	Plains All American Pipeline LP	8.0%
	Involved in interstate and intrastate crude oil pipeline transportation
5	Energy Transfer Partners LP	7.0%
	Owns and operates a diversified portfolio of energy assets
6	Williams Partners LP	6.7%
	Owns, operates, develops and acquires natural gas gathering system and other energy assets
7	Buckeye Partners LP	6.5%
	Independent pipeline common carrier of refined petroleum products
8	Dominion Energy Midstream Partners LP	4.9%
	Invests in oil and gas assets
9	EQT Midstream Partners LP	3.5%
	Acquires, own, develops & operates midstream natural gas assets in Appalachian Basin
10	Valero Energy Partners LP	3.1%
	Company owns, operates, develops petroleum products

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 50 for contact information.

12	Deutsche MLP & Energy Infrastructure Fund

Investment Portfolio	as of November 30, 2017

	Shares	Value ($)
Master Limited Partnerships 90.0%
Crude Oil & Refined Products 31.8%
Buckeye Partners LP	16,137	741,173
Fairway Energy LP (Units), 144A* (a)	10,000	76,687
Magellan Midstream Partners LP	16,673	1,117,091
MPLX LP	30,991	1,111,337
Shell Midstream Partners LP	8,685	234,929
Valero Energy Partners LP	8,698	361,489

		3,642,706

Diversified Midstream 36.7%
Enbridge Energy Partners LP	18,920	276,610
Energy Transfer Equity LP	20,580	333,396
Energy Transfer Partners LP	48,153	799,821
Enterprise Products Partners LP	44,985	1,107,981
Plains All American Pipeline LP (b)	47,361	923,540
Williams Partners LP	20,797	763,250

		4,204,598

Fee-based Gathering & Processing 8.5%
Antero Midstream GP LP	13,395	237,761
Antero Midstream Partners LP	3,150	86,783
Enable Midstream Partners LP	15,020	225,000
Rice Midstream Partners LP	10,830	225,589
Western Gas Partners LP	4,470	200,345

		975,478

Natural Gas Pipelines & Storage 13.0%
Boardwalk Pipeline Partners LP	14,390	193,402
Dominion Energy Midstream Partners LP	17,374	558,574
EQT Midstream Partners LP	5,810	398,682
Spectra Energy Partners LP	5,608	229,479
TC PipeLines LP	2,160	109,750

		1,489,887
Total Master Limited Partnerships (Cost $10,910,984)		10,312,669

Common Stocks 8.3%
Commodity Gathering & Processing 3.1%
Targa Resources Corp.	8,250	358,050

The accompanying notes are an integral part of the financial statements.

Deutsche MLP & Energy Infrastructure Fund	13

	Shares	Value ($)

Diversified Midstream 5.2%
Kinder Morgan Canada Ltd. 144A	22,070	301,417
TransCanada Corp.	2,220	106,479
Williams Companies, Inc.	6,320	183,596

		591,492
Total Common Stocks (Cost $898,191)		949,542

Cash Equivalents 2.5%
Deutsche Central Cash Management Government Fund, 1.12% (c) (Cost $285,374)	285,374	285,374

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $12,094,549)	100.8	11,547,585
Other Assets and Liabilities, Net	(0.8)	(90,587)

Net Assets	100.0	11,456,998

*	Non-income producing security.

(a)	Investment was valued using significant unobservable inputs.
(b)	All or a portion of this security is pledged as collateral for short sales.

(c)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

	Shares	Value ($)
Common Stocks Sold Short 0.8%
Natural Gas Pipelines & Storage
Tallgrass Energy GP LP (Proceeds $101,470)	4,000	90,400

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

14	Deutsche MLP & Energy Infrastructure Fund

Assets	Level 1	Level 2	Level 3	Total
Master Limited Partnerships (d)	$10,235,982	$—	$76,687	$10,312,669
Common Stocks (d)	949,542	—	—	949,542
Short-Term Investments	285,374	—	—	285,374
Total	$11,470,898	$—	$76,687	$11,547,585

Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks Sold Short, at value	$90,400	$—	$—	$90,400
Total	$90,400	$—	$—	$90,400

There have been no transfers between fair value measurement levels during the period ended November 30, 2017.

(d)	See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used in determining value:

Master Limited Partnership
Balance as of November 30, 2016	$90,391
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(13,704)
Amortization of premium/accretion of discount	—
Purchases	—
(Sales)	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of November 30, 2017	$76,687
Net change in unrealized appreciation (depreciation) from investments still held as of November 30, 2017	$(13,704)

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 11/30/17	Valuation Technique	Unobservable Input
Master Limited Partnership:
Crude Oil & Refined Products	$76,687	Market Approach	Last Significantly Traded Price Adjusted for Proxy

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s equity investments include the last traded price on the Exchange adjusted for proxy (the movement in a comparable securities index). A significant change between last traded price, adjusted for proxy, and the price of the security based on current trading on the securities exchange could result in a material change in the fair value measurement.

The accompanying notes are an integral part of the financial statements.

Deutsche MLP & Energy Infrastructure Fund	15

Statement of Assets and Liabilities

as of November 30, 2017

Assets
Investments in non-affiliated securities, at value (cost $11,809,175)	$11,262,211
Investment in Deutsche Central Cash Management Government Fund (cost $285,374)	285,374
Cash	10,000
Deposit with broker for securities sold short	91,000
Receivable for investments sold	22,475
Receivable for Fund shares sold	49,594
Dividends receivable	260
Interest receivable	84
Income tax receivable	20,395
Other assets	6,200
Total assets	11,747,593

Liabilities
Foreign cash overdraft, at value (cost $17,098)	17,134
Payable for securities sold short, at value (proceeds of $101,470)	90,400
Payable for Fund shares redeemed	9,382
Due to advisor	27,780
Accrued Trustees’ fees	563
Accrued audit and tax fees	116,276
Other accrued expenses and payables	29,060
Total liabilities	290,595
Net assets, at value	$11,456,998

Net Assets Consist of
Accumulated net investment loss, net of taxes	(161,265)
Net unrealized appreciation (depreciation) on:
Investments, net of taxes	(549,142)
Securities sold short, net of taxes	11,070
Foreign currency, net of taxes	(36)
Accumulated net realized gain (loss), net of taxes	(524,999)
Paid-in capital	12,681,370
Net assets, at value	$11,456,998

The accompanying notes are an integral part of the financial statements.

16	Deutsche MLP & Energy Infrastructure Fund

Statement of Assets and Liabilities as of November 30, 2017 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($1,240,815 ÷ 175,879 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$7.05
Maximum offering price per share (100 ÷ 94.25 of $7.05)	$7.48
Class C
Net Asset Value offering and redemption price per share ($730,854 ÷ 103,472 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$7.06
Class S
Net Asset Value offering and redemption price per share ($7,471,700 ÷ 1,059,515 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$7.05
Institutional Class
Net Asset Value offering and redemption price per share ($2,013,629 ÷ 285,128 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$7.06

The accompanying notes are an integral part of the financial statements.

Deutsche MLP & Energy Infrastructure Fund	17

Statement of Operations

for the year ended November 30, 2017

Investment Income
Income:
Distributions from master limited partnerships	$487,706
Less return of capital distributions	(487,706)
Dividends (net of foreign taxes withheld of $2,054)	26,577
Income distributions — Deutsche Central Cash Management Government Fund	2,235
Total income	28,812
Expenses:
Management fee	83,400
Administration fee	7,582
Services to shareholders	8,431
Distribution and service fees	10,738
Custodian fee	3,452
Audit and tax fees	202,406
Reports to shareholders	28,564
Registration fees	57,076
Trustees’ fees and expenses	2,286
State franchise tax expense	1,308
Other	4,202
Total expenses before expense reductions, before taxes	409,445
Expense reductions	(287,493)
Total expenses after expense reductions, before taxes	121,952
Net investment loss, before taxes	(93,140)
Net tax (expense) benefit	(653)
Net investment income (loss), net of taxes	(93,793)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	267,878
Foreign currency	1,428
Net tax (expense) benefit	(1,184)
268,122
Change in net unrealized appreciation (depreciation) on:
Investments	(819,827)
Securities sold short	11,070
Foreign currency	(47)
Deferred tax (expense) benefit	(2,178)
(810,982)
Net gain (loss)	(542,860)
Net increase (decrease) in net assets resulting from operations	$(636,653)

The accompanying notes are an integral part of the financial statements.

18	Deutsche MLP & Energy Infrastructure Fund

Statements of Changes in Net Assets

	Year Ended November 30,	Year Ended November 30,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income (loss), net of taxes	$(93,793)	$(55,479)
Net realized gain (loss), net of taxes	268,122	(272,923)
Change in net unrealized appreciation (depreciation), net of taxes	(810,982)	693,882
Net increase (decrease) in net assets resulting from operations	(636,653)	365,480
Distributions to shareholders from:
Net realized gains:
Class A	(39,320)	—
Class C	(14,539)	—
Class S	(121,117)	—
Institutional Class	(57,544)	—
Return of capital:
Class A	—	(39,272)
Class C	—	(12,593)
Class S	—	(39,534)
Institutional Class	—	(46,244)
Total distributions	(232,520)	(137,643)
Fund share transactions:
Proceeds from shares sold	12,358,256	6,800,341
Reinvestment of distributions	232,044	137,571
Payments for shares redeemed	(5,158,660)	(4,689,857)
Redemption fees	—	1,069
Net increase (decrease) in net assets from Fund share transactions	7,431,640	2,249,124
Increase (decrease) in net assets	6,562,467	2,476,961
Net assets at beginning of year	4,894,531	2,417,570
Net assets at end of year (including accumulated net investment loss, net of taxes of $161,265 and $67,472, respectively)	$11,456,998	$4,894,531

The accompanying notes are an integral part of the financial statements.

Deutsche MLP & Energy Infrastructure Fund	19

Financial Highlights

	Years Ended November 30,		Period Ended
Class A	2017	2016	11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$7.62	$7.27	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.10)	(.05)
Net realized and unrealized gain (loss)	(.26)	.65	(2.56)
Total from investment operations	(.36)	.55	(2.61)
Less distributions from:
Net realized gains	(.21)	—	—
Return of capital	—	(.20)	(.12)
Total distributions	(.21)	(.20)	(.12)
Net asset value, end of period	$7.05	$7.62	$7.27
Total Return (%)[c,d]	(4.86)	7.17	(25.85	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	.6
Ratio of expenses and tax expense/benefit before expense reductions (including interest expense and dividend expense for securities sold short) (%)	5.62	8.43	19.06	*
Tax expense (benefit) (%)[e]	.05	—	—
Ratio of expenses and tax expense/benefit after expense reductions and (including interest expense and dividend expense for securities sold short) (%)[e]	1.72	1.99	1.74	*
Ratio of expenses and tax expense/benefit after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)[e]	1.72	1.65	1.65	*
Ratio of net investment income (loss), before taxes (%)	(1.29)	(1.38)	(.70	)*
Ratio of net investment income (loss), after taxes (%)[f]	(1.30)	(1.38)	(.70	)*
Portfolio turnover rate (%)	136	233	163	**

[a]	For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gain (losses).

[f]	Ratio includes tax expense derived from net investment income (loss) only.

*	Annualized

**	Not annualized

20	Deutsche MLP & Energy Infrastructure Fund

	Years Ended November 30,		Period Ended
Class C	2017	2016	11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$7.63	$7.27	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.16)	(.16)	(.12)
Net realized and unrealized gain (loss)	(.26)	.66	(2.54)
Total from investment operations	(.42)	.50	(2.66)
Less distributions from:
Net realized gains	(.15)	—	—
Return of capital	—	(.14)	(.07)
Total distributions	(.15)	(.14)	(.07)
Net asset value, end of period	$7.06	$7.63	$7.27
Total Return (%)[c,d]	(5.69)	6.51	(26.22	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	.1
Ratio of expenses and tax expense/benefit before expense reductions (including interest expense and dividend expense for securities sold short) (%)	6.33	9.16	19.93	*
Tax expense (benefit) (%)[e]	.05	—	—
Ratio of expenses and tax expense/benefit after expense reductions (including interest expense and dividend expense for securities sold short) (%)[e]	2.47	2.74	2.49	*
Ratio of expenses and tax expense/benefit after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)[e]	2.47	2.40	2.40	*
Ratio of net investment income (loss), before taxes (%)	(2.04)	(2.12)	(1.65	)*
Ratio of net investment income (loss), after taxes (%)[f]	(2.05)	(2.12)	(1.65	)*
Portfolio turnover rate (%)	136	233	163	**

[a]	For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gain (losses).

[f]	Ratio includes tax expense derived from net investment income (loss) only.

*	Annualized

**	Not annualized

Deutsche MLP & Energy Infrastructure Fund	21

	Years Ended November 30,		Period Ended
Class S	2017	2016	11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$7.61	$7.26	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.09)	(.06)	(.05)
Net realized and unrealized gain (loss)	(.25)	.62	(2.56)
Total from investment operations	(.34)	.56	(2.61)
Less distributions from:
Net realized gains	(.22)	—	—
Return of capital	—	(.21)	(.13)
Total distributions	(.22)	(.21)	(.13)
Net asset value, end of period	$7.05	$7.61	$7.26
Total Return (%)[c]	(4.72)	7.33	(25.70	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	1	.2
Ratio of expenses and tax expense/benefit before expense reductions (including interest expense and dividend expense for securities sold short) (%)	5.33	8.29	19.03	*
Tax expense (benefit) (%)[d]	.05	—	—
Ratio of expenses and tax expense/benefit after expense reductions (including interest expense and dividend expense for securities sold short) (%)[d]	1.57	1.84	1.59	*
Ratio of expenses and tax expense/benefit after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)[d]	1.57	1.50	1.50	*
Ratio of net investment income (loss), before taxes (%)	(1.14)	(.77)	(.71	)*
Ratio of net investment income (loss), after taxes (%)[e]	(1.15)	(.77)	(.71	)*
Portfolio turnover rate (%)	136	233	163	**

[a]	For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gain (losses).

[e]	Ratio includes tax expense derived from net investment income (loss) only.

*	Annualized

**	Not annualized

22	Deutsche MLP & Energy Infrastructure Fund

	Years Ended November 30,		Period Ended
Institutional Class	2017	2016	11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$7.62	$7.27	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.08)	(.04)
Net realized and unrealized gain (loss)	(.25)	.65	(2.55)
Total from investment operations	(.33)	.57	(2.59)
Less distributions from:
Net realized gains	(.23)	—	—
Return of capital	—	(.22)	(.14)
Total distributions	(.23)	(.22)	(.14)
Net asset value, end of period	$7.06	$7.62	$7.27
Total Return (%)[c]	(4.61)	7.58	(25.69	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2
Ratio of expenses and tax expense/benefit before expense reductions (including interest expense and dividend expense for securities sold short) (%)	5.22	8.05	18.79	*
Tax expense (benefit) (%)[d]	.05	—	—
Ratio of expenses and tax expense/benefit after expense reductions (including interest expense and dividend expense for securities sold short) (%)[d]	1.47	1.74	1.49	*
Ratio of expenses and tax expense/benefit after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)[d]	1.47	1.40	1.40	*
Ratio of net investment income (loss), before taxes (%)	(1.04)	(1.08)	(.55	)*
Ratio of net investment income (loss), after taxes (%)[e]	(1.05)	(1.08)	(.55	)*
Portfolio turnover rate (%)	136	233	163	**

[a]	For the period from February 3, 2015 (commencement of operations) to November 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gain (losses).

[e]	Ratio includes tax expense derived from net investment income (loss) only.

*	Annualized

**	Not annualized

Deutsche MLP & Energy Infrastructure Fund	23

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche MLP & Energy Infrastructure Fund (the “Fund”) is a non-diversified series of Deutsche Securities Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk).

24	Deutsche MLP & Energy Infrastructure Fund

Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Long equity securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short equity securities for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; length of time of a halt in trading of the security; movement in the security’s proxy index; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Master Limited Partnerships. Master Limited Partnerships, or MLPs, are entities that receive partnership taxation treatment under the Internal Revenue Code, as amended, and whose interests or “units” are traded

Deutsche MLP & Energy Infrastructure Fund	25

on securities exchanges like shares of corporate stock. The Fund invests primarily in publicly traded MLP investments and securities issued by energy infrastructure companies that (i) operate or own, directly or indirectly, energy infrastructure related assets; or (ii) provide energy-related equipment or services. Due to their partnership structure, MLPs generally do not pay income taxes. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP, has an ownership stake in the MLP and may be eligible to receive an incentive distribution. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. Equity securities issued by MLPs generally consist of common units, subordinated units and preferred units.

Short Sales. When the Fund takes a short position, it sells at the current market price a security it does not own but has borrowed in anticipation that the market price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market and returns it to the lender.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position.

The Fund may receive or pay the net of the borrowing fee on securities sold short and any income earned on the cash held as collateral for securities sold short. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund

26	Deutsche MLP & Energy Infrastructure Fund

previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

Federal Income Taxes. The Fund has not elected to qualify as a regulated investment company under Subchapter M of the of the Internal Revenue Code, as amended due to the concentration in Master Limited Partnerships, or MLP, securities. As a result, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal, state and local income tax purposes and will pay federal, state and local tax on its taxable income.

MLPs are entities that receive partnership taxation treatment under the Internal Revenue Code, as amended, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. The Fund invests primarily in publicly traded MLP investments and securities issued by energy infrastructure companies that (i) operate or own, directly or indirectly, energy infrastructure related assets; or (ii) provide energy-related equipment or services. Due to their partnership structure, MLPs generally do not pay income taxes. To the extent that the Fund invests in the equity securities of an MLP taxed as a partnership, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes (rather than a partnership), which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income which could reduce the amount of cash available for distribution, result in a reduction of the value of the Fund’s investment, or lower income to the Fund.

The Fund generally will accrue a deferred income tax liability for the future tax liability associated with the capital appreciation of its investments and reduction in basis as a result of distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also accrue a deferred tax asset which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. The Fund’s tax expense or benefit, if any, is included in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit is

Deutsche MLP & Energy Infrastructure Fund	27

related. To the extent the Fund has a net deferred tax asset, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the net deferred tax asset, is required. These calculations are subject to numerous estimates and assumptions, including estimates of the amount and character of distributions expected to be received from MLP investments; assumptions regarding whether or not netting of certain assets and liabilities is permitted; assumptions and judgments regarding the likelihood of realizing deferred tax assets; and estimates of the appropriate tax rates.

The Fund has determined that no accrual for uncertain tax positions is required. The Fund recognizes interest and penalties related to income taxes as a component of income tax expense.

Total income taxes have been computed by applying the federal statutory income tax rate of 34% plus a blended state income tax rate of 2.05%, net of federal benefit. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).

The provision for income taxes differs from the amount derived from applying the statutory income tax rate to net investment income (loss) and realized and unrealized gain (loss) before income taxes for the year ended November 30, 2017 as follows:

Effective Tax Rate Reconciliation
Provision at statutory rates	$(216,462)	(34.00)%
State taxes, net of federal tax benefit	(13,051)	(2.05)%
Permanent differences	(964)	(0.15)%
Other	4,075	0.64%
Valuation allowance	230,417	36.19%
Net Income Tax Expense/(Benefit)	$4,015	0.63%

On December 22, 2017, new federal tax legislation, commonly referred to as the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), was signed into law. Among other things, the Tax Act reduced the statutory maximum U.S. federal income tax rate applicable to corporations from 35% to 21%. Because the Fund is treated as a regular corporation for U.S. federal income tax purposes, the reduced corporate income tax rate applies to the Fund. Following the enactment of the Tax Act, the Fund adjusted its net deferred tax asset to take into account the reduced corporate income tax rate. At such time, the Fund reduced its net deferred tax asset, which continued to be completely offset by a full valuation allowance. This adjustment of the Fund’s net deferred tax asset had no effect on the Fund’s net asset value.

28	Deutsche MLP & Energy Infrastructure Fund

For the year ended November 30, 2017, the components of the Fund’s net deferred tax asset (liability) were as follows:

Deferred Tax Assets (Liabilities)
Federal net operating loss carryforward	$30,591
State net operating loss carryforward	1,844
Capital loss carryforward	112,629
Other	21
Unrealized loss on investment securities	216,667
Valuation allowance	(361,752)
Net deferred tax assets (liabilities)	$—

At November 30, 2017 the Fund had capital loss carryforwards, which may be carried forward for five years, as follows:

From Fiscal Year Ended	Expiration	Amount
November 30, 2015	November 30, 2020	$32,044
November 30, 2016	November 30, 2021	$280,380

At November 30, 2017 the Fund had net operating loss carryforwards, which may be carried forward for twenty years, as follows:

From Fiscal Year Ended	Expiration	Amount
November 30, 2017	November 30, 2037	$89,973

For the year ended November 30, 2017, the Fund has recorded a valuation allowance to offset the deferred tax asset, as the Fund has determined at November 30, 2017, based on historical evidence, it is unlikely the deferred tax asset will be realized.

The Fund’s income tax expense/(benefit) consists of the following:

November 30, 2017	Current	Deferred	Total
Federal	$1,341	$(216,935)	$(215,594)
State	2,674	(13,482)	(10,808)
Valuation allowance	—	230,417	230,417
Total tax expense/(benefit)	$4,015	$—	$4,015

Distributions. The Fund anticipates making distributions to its shareholders each fiscal quarter of substantially all of the Fund’s distributable cash flow. Distributable cash flow means the amount received as cash or pay-in-kind distributions from MLPs or their affiliates, interest payments received on debt securities owned by the Fund and other payments received on securities owned by the Fund less accrued operating expenses of the Fund and taxes on the Fund’s taxable income. The Fund is not required to make such distributions and, consequently,

Deutsche MLP & Energy Infrastructure Fund	29

may not make a distribution or may make a distribution less than such amount for a given quarter. Although the Fund expects that a significant portion of its distributions will be treated as nontaxable returns of capital or taxable gains, no assurance can be given in this regard.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2017, the aggregate cost for federal income tax purposes was $12,159,638. At November 30, 2017, net unrealized depreciation for all securities based on tax cost was $612,053. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $217,707 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $829,760.

The tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended November 30,
	2017	2016
Net realized gains	$232,520	$—
Return of capital	—	137,643

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is

30	Deutsche MLP & Energy Infrastructure Fund

unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Distributions from MLPs are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and the actual amounts may differ from the estimated amounts. The Fund has estimated 100% of distributions from MLPs as return of capital. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s cost basis in the interests of the MLP is reduced. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended November 30, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $17,596,011 and $10,188,857, respectively. Securities sold short aggregated $101,470.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

RREEF America L.L.C. (“RREEF”), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund’s portfolio have been delegated to RREEF. RREEF is responsible for decisions to buy and sell securities for the Fund and conducts the research that leads to the purchase and sale decisions. DIMA compensates RREEF out of its management fee.

Deutsche MLP & Energy Infrastructure Fund	31

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 1.10%.

For the period from December 1, 2016 through September 30, 2018, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest and dividend expenses on short sales) of each class as follows:

Class A	1.65%
Class C	2.40%
Class S	1.50%
Institutional Class	1.40%

For the year ended November 30, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$59,179
Class C	27,562
Class S	126,360
Institutional Class	74,392
$287,493

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended November 30, 2017, the Administration Fee was $7,582, of which $954 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended

32	Deutsche MLP & Energy Infrastructure Fund

November 30, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at November 30, 2017

Class A	$524	$132
Class C	81	22
Class S	899	221
Institutional Class	100	27
	$1,604	$402

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, Deutsche AM Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended November 30, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2017

Class C	$5,357	$457

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to

0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2017	Annual Rate

Class A	$3,645	$854	.24%
Class C	1,736	519	.24%
	$5,381	$1,373

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2017 aggregated $1,616.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the

Deutsche MLP & Energy Infrastructure Fund	33

shares redeemed for Class C. For the year ended November 30, 2017, the CDSC for Class C shares aggregated $56. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2017, there was no CDSC for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press services to the Fund. For the year ended November 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $17,914, of which $12,026 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

D. Investing in Master Limited Partnerships

Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest-rate volatility, these investments could have poor returns.

34	Deutsche MLP & Energy Infrastructure Fund

MLPs are also subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic and other conditions.

E. Energy Infrastructure Concentration Risk

The Fund concentrates its investments in the group of industries comprising the energy infrastructure sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy infrastructure sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy infrastructure sector are subject to specific risks, including, among others: fluctuations in commodity prices; fluctuations in consumer demand for commodities such as oil, natural gas or petroleum products; fluctuations in the supply of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of terrorist attacks. Additionally, changes in economic conditions of key energy producing and consuming countries, domestic and foreign government regulations, international politics, policies of the Organization of Petroleum Exporting Countries (OPEC), taxation and tariffs may adversely impact the profitability of energy infrastructure companies. Moreover, energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and substances handled. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy infrastructure companies.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At November 30, 2017, there was one shareholder account that held approximately 18% of the outstanding shares of the Fund.

G. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the

Deutsche MLP & Energy Infrastructure Fund	35

untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at November 30, 2017.

H. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2017		Year Ended November 30, 2016
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	23,043	$171,476	166,292	$1,163,145
Class C	37,676	289,944	98,931	700,561
Class S	1,262,370	9,578,437	702,284	4,915,011
Institutional Class	317,524	2,318,399	2,984	21,624
		$12,358,256		$6,800,341

Shares issued to shareholders in reinvestment of distributions
Class A	5,182	$39,179	5,227	$39,272
Class C	1,921	14,396	1,652	12,521
Class S	16,729	120,925	5,239	39,534
Institutional Class	7,685	57,544	6,190	46,244
		$232,044		$137,571

Shares redeemed
Class A	(48,047)	$(362,545)	(54,885)	$(416,688)
Class C	(39,619)	(302,264)	(11,365)	(86,323)
Class S	(344,965)	(2,626,742)	(612,233)	(4,181,119)
Institutional Class	(257,818)	(1,867,109)	(732)	(5,727)
		$(5,158,660)		$(4,689,857)

Redemption fees		$—		$1,069

Net increase (decrease)
Class A	(19,822)	$(151,890)	116,634	$786,530
Class C	(22)	2,076	89,218	626,759
Class S	934,134	7,072,620	95,290	773,694
Institutional Class	67,391	508,834	8,442	62,141
		$7,431,640		$2,249,124

36	Deutsche MLP & Energy Infrastructure Fund

Report of Independent Registered

Public Accounting Firm

To the Board of Directors of Deutsche Securities Trust and Shareholders of the Deutsche MLP & Energy Infrastructure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche MLP & Energy Infrastructure Fund (the “Fund”) as of November 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
January 25, 2018

Deutsche MLP & Energy Infrastructure Fund	37

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2017 to November 30, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

38	Deutsche MLP & Energy Infrastructure Fund

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2017 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/17	$936.00	$932.59	$937.95	$938.50
Expenses Paid per $1,000*	$8.10	$11.72	$7.38	$6.90

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/17	$1,016.70	$1,012.94	$1,017.45	$1,017.95
Expenses Paid per $1,000*	$8.44	$12.21	$7.69	$7.18

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche MLP & Energy Infrastructure Fund†	1.67%	2.42%	1.52%	1.42%

†	Tax expense (benefit) of 0.05% is not included in the ratio calculation.

For more information, please refer to the Fund’s prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Deutsche MLP & Energy Infrastructure Fund	39

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche MLP & Energy Infrastructure Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2017.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others.

40	Deutsche MLP & Energy Infrastructure Fund

The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisers, including RREEF. The Board reviewed the Fund’s performance and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-year period ended December 31, 2016, the Fund’s

Deutsche MLP & Energy Infrastructure Fund	41

performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and RREEF the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The

42	Deutsche MLP & Energy Infrastructure Fund

Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public

Deutsche MLP & Energy Infrastructure Fund	43

relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

44	Deutsche MLP & Energy Infrastructure Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—

Deutsche MLP & Energy Infrastructure Fund	45

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

46	Deutsche MLP & Energy Infrastructure Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

Deutsche MLP & Energy Infrastructure Fund	47

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management

48	Deutsche MLP & Energy Infrastructure Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche MLP & Energy Infrastructure Fund	49

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

50	Deutsche MLP & Energy Infrastructure Fund

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the fund.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DMPAX	DMPCX	DMPSX	DMPIX
CUSIP Number	25159L 489	25159L 471	25159L 455	25159L 463
Fund Number	1016	1316	2016	1416

Deutsche MLP & Energy Infrastructure Fund	51

DMEIF-2

(R-040499-3 1/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche MLP & energy Infrastructure Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$81,276	$0	$0	$0
2016	$94,900	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

1.)       In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships affect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s independent registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter.

2.)       In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated January 12, 2018, PwC informed the Audit Committee that PwC had identified circumstances where (1) a covered person within PwC that provided non-audit services to an entity within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X maintained a financial relationship with an investment company within the investment company complex in contradiction of Rule 2-01(c)(1)(i)(A) of Regulation S-X and (2) PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the investment company complex that are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

Covered Person Matter: In its January 12, 2018 letter, PwC advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, PwC concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within its audit of the financial statements of the Fund. In the letter, PwC also affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In assessing this matter, PwC indicated that, upon detection of the breach, the PwC covered person was removed from the non-audit engagement and that, among other things, the breach (i) did not relate to financial relationships directly in the Fund, (ii) did not involve a professional who was part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (iii) involved a professional whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iv) involved a professional that did not provide any consultation to the audit engagement team of the Fund.

Loan Rule Matter: The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships affect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its January 12, 2018 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that PwC has concluded that with regard to its compliance with the independence criteria set out in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria, and therefore it can continue to serve as the Fund’s independent registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, (i) PwC’s belief that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche MLP & Energy Infrastructure Fund, a series of Deutsche Securities Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/29/2018

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	1/29/2018